SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                          reported): February 26, 2001



                              Emerson Electric Co.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Missouri
                    ----------------------------------------
                                (State or Other
                                Jurisdiction of
                                 Incorporation)


                                      1-278
                    ----------------------------------------
                                   (Commission
                                  File Number)


                                   43-0259330
                    ----------------------------------------
                                (I.R.S. Employer
                             Identification Number)


                           8000 West Florissant Avenue
                               St. Louis, Missouri
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                      63136
                    ----------------------------------------
                                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (314) 553-2000
                    ----------------------------------------

Item 9.  Regulation FD Disclosure.
---------------------------------

         The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders - 13 Month Summary (Percent change. Trailing 3-month average versus prior year.)


                                    Jan. `00       Feb. `00        Mar. '00       Apr. '00       May. `00
                                    --------       ---------       ---------      --------       --------
Industrial Automation                 flat           +0-5            +0-5           +0-5           +0-5
HVAC                                  +0-5           +0-5            +0-5            +5             +5
Electronics and Telecom               +>20           +>20            +>30           +>30           +>20
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           +0-5
Process Control                       +0-5           flat            flat           flat           flat
  Total Emerson                       +0-5            +5             +5-10          +5-10          +5-10

                                    Jun. '00       Jul. '00        Aug. '00       Sep. '00       Oct. '00
                                    --------       --------        --------       --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           flat           -5-0
HVAC                                  +5-10          +5-10           +5-10          +0-5           flat
Electronics and Telecom               +>30           +>30            +>30           +>30           +>30
Appliance and Tools                   +0-5           +0-5            -5-0           -5-0           flat
Process Control                       flat           flat            +0-5           +0-5           +0-5
  Total Emerson                       +5-10          +5-10           +5-10           +5             +5

                                    Nov. '00       Dec. '00        Jan. `01
                                    --------       --------        --------
Industrial Automation                 -5-0           -5-0            +0-5
HVAC                                  -5-0           +0-5            +0-5
Electronics and Telecom                +30          +25-30          +10-15
Appliance and Tools                   -5-0           -5-0            -5-0
Process Control                       +0-5           +0-5           +10-15
  Total Emerson                        +5            +5-10           +5-10


Jan. `01 Order Comments:

Industrial Automation orders improved relative to December, driven by more favorable currency comparisons and continued strength in Europe and other international markets.

HVAC orders reflect an improved U.S. air conditioning environment compared to the first fiscal quarter and continued strength in Asia, Europe and Latin America.

The change in Electronics and Telecom orders from December to January primarily reflects cancellation of orders that were placed in 2000. Total backlog levels remain strong, over 30% above year-ago dollar levels, driven by large power systems and precision air conditioning systems. Sales expectations for the year remain solid.

Appliance and Tools orders reflect continued softness in motor and appliance components demand. Tool-related demand remains at the 0-5 percent level.

Process orders reflect the growing success of PlantWeb and Emerson Performance Solutions, widespread strength among control, valve and measurement products, and overall increases in capital spending by customers in select markets.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EMERSON ELECTRIC CO.
                                          (Registrant)

Date:  February 26, 2001                  By:      s/H. M. Smith
                                              ----------------------------------
                                              H. M. Smith
                                              Assistant General Counsel and
                                              Assistant Secretary